TRANSAMERICA FUNDS

Supplement to the Currently Effective Stock Index Prospectus

The corresponding sub-sections included in the “Shareholder Information” section of the Prospectus are deleted in their entirety and replaced with the following:

Investment Manager

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the fund. TAM’s management services include, among other things, regular review and evaluation of performance of the underlying master fund and the provision of supervisory, compliance and administrative services to the fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid an investment management fee for its service as investment manager to the fund. This fee is calculated on the average daily net assets of the fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM has approximately $80.5 billion in total assets under management. The fund is operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

With respect to a number of other Transamerica Funds for which TAM serves as investment manager, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations. TAM acts as a manager of managers for such other funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, the applicable funds have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their respective shareholders.

Management Fee Paid for the Fiscal Year Ended December 31, 2019

For the fiscal year ended December 31, 2019, the fund paid a management fee to TAM of 0.00% of its average daily net assets (after waivers/expense reimbursements and recapture).

A discussion regarding the Board of Trustees’ renewal of the fund’s investment management agreement is available in the fund’s semi-annual report for the six-month period ended June 30, 2019.

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Investors Should Retain this Supplement for Future Reference

July 29, 2020